Exa investor PRESENTATION May 2017 Exhibit 99.1

Safe Harbor Statement Today’s presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding our financial expectations, demand for our solutions and growth in our markets, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements. These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended January 31, 2017, as filed with the SEC on March 22, 2017. Forward-looking information in this presentation represents our outlook as of today, and we do not undertake any obligation to update these forward-looking statements. During today's presentation we may refer to our Adjusted EBITDA. This is a non-GAAP financial measure that has been adjusted for certain non-cash and other items, and that is not computed in accordance with generally accepted accounting principles. The GAAP measure most comparable to Adjusted EBITDA is our net income (loss). A reconciliation of our historical Adjusted EBITDA to our net income (loss) is included in our Form 10-K filed with the SEC. © Exa Corporation. All rights reserved. © Exa Corporation - Public

OUR MISSION Enabling better products and solutions through simulation–driven design © Exa Corporation - Public

Key Messages Large addressable market … only fractionally penetrated Proven technology and solutions Strong and consistent execution Improving profitability with continued top-line growth © Exa Corporation. All rights reserved. © Exa Corporation - Public

Who We Are © Exa Corporation. All rights reserved. $73M in TTM cc revenue, 14% cc License growth in last two fiscal years Founded in 1991, IPO in 2012 on NASDAQ Top-tier Global Customers, 150+, 14 of top 15 passenger vehicle manufacturers Deep IP and human capital with 10 Patents, 42 Patents Pending, 14 Trademarks HQ in Massachusetts, global footprint with 350+ employees worldwide © Exa Corporation - Public

Exa Markets and Vertical Applications © Exa Corporation. All rights reserved. Oil & Gas PowerFLOW Digital Rock Aerospace Applications Early adopter stage Demonstrated leadership High customer adoption rate Significantly underpenetrated Customer acquisition Rapid growth Significant Market Opportunity © Exa Corporation - Public

GROUND TRANSPORTATION © Exa Corporation - Public

Exa Ground Transportation Market $500 to $700M GT Revenue Opportunity $60-$100M $50-$100M $80-$120M $250-$300M $30-$40M $30-$40M © Exa Corporation - Public

© Exa Corporation - Public Passenger Car Sales http://www.strategyand.pwc.com/global/home/what-we-think/innovation1000/rd-intensity-vs-spend-2015 North America 17.5M U.S. sales in 2015 up 5.7% Projected relative stability Replacement rate & demographics Europe & EFTA 12.6M EU sales in 2015 up 9.3% Recovering to 18M units Pre-recession sales level China 26M China sales in 2015 up 7.3% On path to 40M units Despite restrictions in some cities

Regulations Emissions: CO2, NOx, Noise Safety Rules Models Product Line Expansion Unique per Race Circuit Unique per Operator Design Aesthetics Consumer Preferences Fashion © Exa Corporation - Public Multiple Forces Putting a Squeeze on Engineering DESIGN & ENGINEERING REGULATORY REQUIREMENTS CONSUMERS MODEL PROLIFORATION Increasing demand in model variety Fuel Economy & CO2 Emissions Designing cars customers want

© Exa Corporation – Public Reduce Engineering Costs Reduce prototypes Achieve performance targets Increase engineering efficiency Avoid Late-Stage Problems Reduce tooling modifications Eliminate poor compromises Start production on-schedule Improve Post-Launch Economics Improve product costs Reduce warranty costs Increase market share Simulation Impacts the Earliest Stages of Design

Regulatory Update


2014
40%
2001
8%
8%
40%
60%
50%
40%
30%
20%
10%
0%
auto motor und sport (D)
Travelcard (NL)
km77.com (E)
45% (company cars)
40% (all data sources)
motor & sport (S)
36% (private cars)
Touring Club Schweiz (CH)
honestjohn.co.uk (GB)
AUTO BILD (D)
n = approx. 0.6 million vehicles
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Build year / Fleet year / Model year / Test year
Divergence of 'real-world' from manufacturers' type-approval CO_2

- US Policy under review
- Discrepancy Between Regulated Emissions & On-Road Emissions clouds historical progress
  - Main culprits: test drive cycle not representative, only base model is certified – not variants
  - Real world reduction in CO_2 is goal of WLTP
- Worldwide harmonized Light vehicle Testing Procedure (WLTP)
  - Envisioned as world wide standard OEMs can use for homologation
  - Begin phasing-in for Europe September 2017
  - All model configurations scrutinized
  - Larger role for digital simulation

Exa
© Exa Corporation - Public
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© Exa Corporation - Public Partnership with DENSO- Supply Chain Ecosystem

© Exa Corporation - Highly Confidential Late FY 17 renewals and revised FY 18 Exa guidance reflects more restrained spending posture by automotive OEMS, primarily domestic License Renewal trends reflect some hedging given historical consumption patterns Uncertainty regarding US tax and regulatory policy appears to be impacted 1st half FY 18 market behavior Exa FY 18 guidance reflects this macro environment Continue to drive demand and deployment Opportunity for mid-year upgrades if demand consumption continues Automotive Sector Observations

Aerospace © Exa Corporation - Public

Development Process Today In Aerospace Wind Tunnels, Simulation and Flight Tests Flight Test Wind Tunnel Simulation Prepare Flight Test Reduce Program Risk & Cost Long-Term Goal: Certification by Analysis © Exa Corporation - Public 1X 10X 100X

Vision 2030 Report 2014 Report to NASA by Key Industry Players (Boeing, Lockheed, Pratt&Whitney,...) CFD is strategic for the industry Key for further efficiency improvements and new architectures Enables risk reduction for flight test phase “100‘s M$ savings potential per program“ Fundamental challenges for CFD have to be addressed “Mesh generation … continues to be a significant bottleneck“ “…. inability to accurately and reliably predict unsteady separated flows“ “Advances in CFD solver robustness and automation will be required“ Need to manage vast amounts of data generated by CFD Future of CFD in the Aerospace Industry © Exa Corporation - Public

Delivering Real Value today

High-Lift Aerodynamics



Simulation of Noise Reduction on a Business Jet


NASA
Noise Reduction Concepts
Flap Edge Treatment
Landing Gear Fairings

Total Engine Analysis
Thermal Simulation Overview


Core Compartment Thermal
Fan Compartment Thermal
Fan Noise / Far Field Prediction
Rotating Cavities Thermal
Full Compressor Aerodynamics

Aerodynamic Degradation due to Icing



Exa
© Exa Corporation - Public
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Opportunity Exa‘s TAM in Aerospace is comparable to Passenger Car, ~$23B in R&D spending Opportunity to transform a critical element of aerospace development processes Target Contribution of 2-3% points additional growth per year Challenges Overcome organizational resistance & inertia to achieve deep deployment Accuracy requirements significantly higher than in automotive Synergy Benefits Increase return on investment made in Exa‘ technology Consolidate leadership position in automotive (motorsports & F1) Protect Exa‘s core market against competing LBM developments in aerospace Summary © Exa Corporation - Public

Oil & gas © Exa Corporation - Public

Exa Digital Rock Opportunity Very Large Addressable Market Fundamentally a Data Service Integrates into existing reservoir modeling process Lattice Boltzmann (LBM) is Recognized Technology for Digital Rock Exa well positioned as LBM leader “Digital Rock will come to replace physical lab testing for relative permeability – how can it not?” © Exa Corporation - Public Primary Market Mission Provide flow simulation solutions to the oil & gas industry using micro-CT scan images of rock samples (Digital Rock)

© Exa Corporation - Public

Exa Digital Rock Opportunities Absolute and Relative Permeability Capable Multi-Phase Solver Accurate physics Extensive validation Better Than Physical Testing Faster: days instead of months Consistent: user-independent, reproducible Reliable: controlled conditions Application to EOR Enhanced oil recovery Screen candidate methods (steam injection, chemicals) Test sensitivity to key parameters (Ca, wettability, viscosity ratio) © Exa Corporation - Public Perforation Tunnel Damage Residual oil Recoverable oil Rock Sample CT Scan Simulation Analysis Damage Zone Native Rock Cement Casing Perforation Tunnel Scan

The Implementation (since 1/1/15): 100% of paid Exa simulation Project revenue delivered via ExaCLOUD 100% of previous Exa OnDemand customers migrated to ExaCLOUD Over 40 logos have purchased ExaCLOUD capacity in the past 6 quarters The Value: Accelerating time to license and higher recurring license mix Channel for application based digital simulation and leveraged Go-to-Market model Opportunity to extend digital simulation into new market segments Providing customers access to over 40,000 HPC cores in 3 data centers worldwide The Power of the ExaCLOUD Platform © Exa Corporation - Public

New ExaCLOUD Users Growing ExaCLOUD User Accounts 24% average growth quarter to quarter ExaCLOUD Sim-Hour Usage 45% average growth quarter to quarter © Exa Corporation - Public

Key Messages- Financial Foundation Solid progress towards Target Model Investments aimed at size and timing of market opportunity Focused on recurring license revenue Strong, consistent, balanced execution © Exa Corporation. All rights reserved. © Exa Corporation - Public

a a © Exa Corporation. All rights reserved. a a a a Attractive long-term model, improving margins through revenue mix, deployment and scale Key Financial Highlights Strong, consistent revenue growth over 10 years 14% cc License growth in last two fiscal years Recurring, predictable, consumption license business model Strong balance sheet, no debt Balancing growth and margin leverage © Exa Corporation - Public

Exa Revenue Profile Note: We changed from a December 31 calendar year-end to a January 31st fiscal year-end at the end of December 2006. 10 Year CAGR: 14% (Actual rates) © Exa Corporation. All rights reserved. © Exa Corporation - Public

Recurring License Revenue Growth (constant currency) © Exa Corporation. All rights reserved. Note: Revenue on a constant currency basis is a non-GAAP financial measure that we define as GAAP revenue, adjusted to reverse the impact of changes in the average exchange rates of currencies in which our international operations generate revenue and incur. © Exa Corporation - Public Mid point

Note: Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income (loss). We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense. Margin Leverage, Focused Execution Adjusted EBITDA FYE Jan 31 (in millions) Adjusted EBITDA Margin FYE Jan 31 © Exa Corporation. All rights reserved. © Exa Corporation - Public Mid point Mid point Planned Incremental Investment

Target Financial Model Confirmation With Enhanced Focus on Recurring License Revenue © Exa Corporation. All rights reserved. Assumptions Slightly broader overall Revenue Growth range Fluctuating Project revenue growth tracking pockets of demand Growing ExaCLOUD contributions Continued mixed global economy More moderate rate of investment to support top line growth Continued resource investment in support of sustained demand © Exa Corporation - Public

Progress on Target Model © Exa Corporation - Public

Summary Strong and expanding market opportunity Significant deployment expansion runway Competitive technical advantage Strong customer base Extended market reach via ExaCLOUD Recurring License growth momentum Considerable margin expansion opportunity © Exa Corporation - Public

Questions? Large addressable market … only fractionally penetrated Proven technology and solutions Strong and consistent execution Improving profitability with continued top-line growth © Exa Corporation. All rights reserved. © Exa Corporation - Public

Thank You © Exa Corporation - Public

Appendix © Exa Corporation - Public

*See Appendix Historical Financial Details © Exa Corporation. All rights reserved. © Exa Corporation - Public

Note: To supplement our consolidated financial statements, which are presented on a GAAP basis, we disclose Adjusted EBITDA, a non-GAAP measure that excludes certain amounts. This non-GAAP measure is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most comparable to Adjusted EBITDA is GAAP net income (loss). A reconciliation of this non-GAAP financial measure to the corresponding GAAP measure is included above. We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other (income) expense, foreign exchange loss (gain) and provision (benefit) for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense. Adjusted EBITDA – Definitions and Reconciliations © Exa Corporation. All rights reserved. © Exa Corporation - Public